SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                      -----------------------------------

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       ---------------------------------

                       Date of Report: February 10, 2003
                       (Date of earliest event reported)

                                 OWENS CORNING
            (Exact Name of Registrant as Specified in its Charter)

        Delaware                     1-3660                 34-4323452
(State or Other Jurisdiction     (Commission File         (IRS Employer
of Incorporation)                     Number)             Identification No.)


                           One Owens Corning Parkway
                              Toledo, Ohio 43659
         (Address of Principal Executive Offices, Including Zip Code)


      Registrant's telephone number, including area code: (419) 248-8000


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits.

Exhibit
Number               Description

99                   Press release of Owens Corning, dated February 10, 2003


ITEM 9.  REGULATION FD DISCLOSURE

         On February 10, 2003, Owens Corning issued the press release attached hereto as Exhibit 99.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               OWENS CORNING

Date: February 10, 2003                        By:  /S/ Michael H. Thaman
                                                    -------------------------
                                                    Michael H. Thaman
                                                    Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number               Description

99                   Press release of Owens Corning, dated February 10, 2003